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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                  36-3800435
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                         60602
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                              RITE AID CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                  23-1614034
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania                                   17011
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                          11.25% Senior Notes due 2008
                       (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                          Address
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        Office of Banks & Trust Companies       500 E. Monroe Street
        of the State of Illinois                Springfield, Illinois 62701-1532

        Federal Reserve Bank of Chicago         230 S. LaSalle Street
                                                Chicago, Illinois 60603

         (b)    Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 9th day of August, 2001.


                                          BNY Midwest Trust Company


                                          By:        D.G. DONOVAN
                                              ---------------------------------
                                              Name:  D.G. DONOVAN
                                              Title: ASSISTANT VICE PRESIDENT


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